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Morgan Stanley India Investment Fund, Inc.

An Exclusive Rights Offering for Existing Stockholders

India Investment Fund Rights Offering

Interview between Joe McAlinden & Ruchir Sharma

J.M.  Good morning, everyone.  I’m Joe McAlinden, Chief Investment Officer of Morgan Stanley Investment Management.  As you may already know, the Morgan Stanley India Investment Fund has announced its intention to offer exclusively to existing stockholders the option to purchase additional shares of the Fund, otherwise known as a Rights Offering.  I’m here today with Ruchir Sharma, one of the portfolio managers of the fund.  Good morning, Ruchir.

R.S.  Good morning, Joe.

J.M.  Ruchir, maybe you can start us off by telling us what this Rights Offering is about.

R.S. Sure, Joe.  The Rights are non-transferable privileges issued by the Fund that can be redeemed for a certain number of shares.  In this case, the Fund will provide existing stockholders one right per share they hold.  They will then be eligible to purchase one new share for every three rights they hold.  We expect the Rights Offering and capital raise-up to be completed by year-end.

J.M.  Is it expected that the Rights Offering will be beneficial to the Fund and its stockholders?

R.S. Yes. First, the Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the Fund’s assets available for investment. We believe that the proceeds of the Rights Offering will allow the Fund to capitalize more effectively on attractive investment opportunities in the Indian securities markets.

Also, increasing Fund assets available for investment may result in a modest lowering of the Fund’s expenses (as a percentage of average net assets) because the fixed costs of the Fund can be spread over a larger asset base. The issuance of additional shares may also result in an improvement in the liquidity of the Fund’s shares on the New York Stock Exchange and may increase the level of market interest in the Fund.  Of course, stockholders should consider the risks of investing in the Fund, which are described in the prospectus for the Rights Offering.

J.M.  Ruchir, I understand this Rights Offering provides stockholders the opportunity to purchase additional shares of the Fund’s common stock at a price that may be below the market price or at net asset value. The new shares will be priced at 95% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on the expiration date and the four preceding trading days

(five trading days total), but in no case less than the net asset value on the expiration date.  Can stockholders subscribe for more shares than their Rights entitle them to purchase?

R.S. Yes. Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same subscription price. If sufficient remaining shares are not available to honor all over-subscription requests, the available shares will be allocated on a pro-rata basis among stockholders based on the number of Rights originally issued.

J.M. Ruchir, let’s change gears and talk about the Fund and the investment climate in India.  First of all, how has the Fund performed?

R.S.  It has performed very well.  In fact, Morningstar awarded the Fund 5-stars for the 3-, 5-, and 10-year and Overall Morningstar Rating™ among 18 Pacific/Asia ex-Japan stock funds based on risk-adjusted return; and the Fund is the #1-ranked fund in this category for 1-, 3-, and 10-year periods ended September 30, 2005; it was the #2-ranked fund in this category for 5-years ended September 30, 2005.   It should be noted that there is only one other fund in this category that exclusively invests in India.

In addition, the fund has outperformed its benchmark (the Bombay Stock Exchange National Index, which is a market capitalization weighted index of 100 Indian companies expressed in U.S. dollar terms) over the YTD, 1-, 3-, 5- and 10-year periods (as of September 30, 2005).  The index does not include any expenses, fees or sales charges, which would lower performance. Investors should note that the index is unmanaged and it is not possible to invest directly in an index.  Also, keep in mind that past performance is no guarantee of future results.

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Morningstar rates mutual funds from one to five stars based on how well they have performed compared to similar funds (after adjusting for risk and accounting for all sales charges). For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.  Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.  Morningstar Rating is for the share class shown only; other classes may have different performance characteristics. ©2005 Morningstar, Inc. All Rights Reserved.

The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average Annual Total Returns as of 9/30/05 (%)	YTD	1 Year	3 Years	5 Years	10 Years
Morgan Stanley India Investment Fund	33.02	71.28	54.01	26.95	17.26
Bombay Stock Exchange National Index	25.94	59.02	50.42	18.14	8.31

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown.  For the most recent month-end performance figures, please visit www.morganstanley.com/im/indiafund or call your financial advisor. Investment returns and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost.

Calculations are NAV to NAV. Returns reflect past performance and are compared to an unmanaged market index. Returns for less than one year are cumulative (not annualized). Returns do not reflect the effect of rights issued associated with the Fund Rights Offering, if any.

J.M. What do you think is behind the huge wave of growth that we’ve seen in the Indian stock market?

R.S. I think foreign investor flows have definitely contributed to the strong performance in the Indian market.  Like most emerging markets, the domestic investor has remained skeptical (Korea being the exception), while foreign investors have been buying the market.  However, flows are only a part of the story. The fact remains that the health of the Indian corporate sector has improved over the last decade. Indian entrepreneurs now have a vision to compete in the global marketplace.  The export opportunities, coupled with a strong domestic economy, have contributed to good corporate performance.

J.M. While China’s economy is experiencing rapid growth, its stock market is not; what is the difference between the two economies?

R.S. The Indian corporate sector has a favorable return on equity profile.  I think Indian entrepreneurs respect the cost of capital, and the downturn in the mid-90s, caused as a result of excess capacity, has taught the Indian corporate sector to make more efficient use of capital.  In addition, transparency is better with many Indian companies now adopting US GAAP.

J.M. What particular sectors of the Indian economy do you like currently?

R.S. We are favorable on the Capital Goods sector.  We believe that India is an “infrastructure deficit” country and needs to make a serious investment in infrastructure in the coming years.  The engineering companies are already seeing the benefits of a turnaround in the capital expenditure cycle, both in the public and private sectors.

J.M.  How is outsourcing affecting the Indian economy?

R.S.  While a lot is being written about outsourcing in the media in the US, the impact on employment in a country with a population of over a billion is limited. While it is no doubt positive, the benefits are really being felt only in a few urban centers. Per capita incomes in these urban centers are rising and the younger people are willing to spend more than the older generation.  Therefore, we do see a positive impact in sales of cars and two wheelers, growth in mobile subscribers, new construction activity for housing, offices, malls and movie theaters and for finance products (e.g. mortgages, credit cards).

J.M.  As a portfolio manager, what is unique about the Indian markets?

R.S.  In my opinion, India may offer greater opportunity to generate alpha than possibly any other emerging market.  The track record of the Fund bears testimony to this fact. Although as you know, past performance is no guarantee of future results.  The diversity of stocks and sectors makes it possible to employ a variety of themes.  Therefore, it was IT services in the late 1990s, low value state-owned banks in early 2000, and the engineering sector today.  The ability to rotate across sectors within a single market allows for opportunities to potentially outperform across various phases of the market.

With a market capitalization in excess of $450 billion and daily traded volumes of $1.8 billion, the Indian market has expanded further in both depth and breadth since the launch of Morgan Stanley India Investment Fund in 1994.

J.M.  So, Ruchir, the Rights Offering sounds like an excellent opportunity for current stockholders to obtain additional shares of the fund at a possible discount to the market price, plus take potential advantage of what appears to be a robust Indian economy.  Stockholders who are interested should contact their broker, custodian or trust officer, who can then forward instructions on their behalf.  Thanks so much, Ruchir, for spending time with us this morning.

R.S.  My pleasure, Joe.

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The opinions are those of the Fund’s portfolio management team as of November 15, 2005 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The prospectus contains more detailed information, including risk factors about the Rights Offering. The prospectus may be obtained by contacting the Information Agent at 1-866-203-2582 (stockholders) or 1-212-440-9800 (banks and brokers).  Read the prospectus carefully before investing or sending money.

PRIMARY RISKS

Investing in the Fund’s common stock involves certain risks, including risks arising from the Fund’s investments in securities of Indian companies. You should consider carefully the information found in the section entitled “Risk Factors and Special Considerations” in the prospectus. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets, such as India, may involve a relative higher degree of volatility.

DILUTION

Record Date Stockholders who do not fully exercise the Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering.

RA05-00906P-T091/05